Supplement to the

Fidelity® Cash Reserves (FDRXX) and Fidelity U.S. Government Reserves (FGRXX)

Funds of Fidelity Phillips Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2011

The general research services agreement with Fidelity Research & Analysis Company has been terminated on behalf of the funds.

The following information replaces the third and fourth paragraphs found in the "Fund Holdings Information" section beginning on page 31.

A full list of holdings may be obtained from each fund more frequently, including daily, upon request. A full list of each fund's holdings (as of the previous business day) may also be obtained on a continuous basis by submitting a standing request to the fund. A fund may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics, or holdings information with respect to a specific security or company. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. FMR reserves the right to refuse to fulfill any request for portfolio holdings information if it believes that providing such information may adversely affect the fund or its shareholders.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of each fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: a fund's trustees; a fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or their Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third-parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

CAS/FUSB-11-02  August 10, 2011
1.475755.125